                             SHOE PAVILION, INC.

                   NONEMPLOYEE DIRECTOR STOCK OPTION PLAN



                              TABLE OF CONTENTS

                                                                       PAGE
SECTION 1  ESTABLISHMENT, PURPOSE AND DURATION......................... 1
      1.1  Establishment............................................... 1
      1.2  Purpose of the Plan......................................... 1
      1.3  Effective Date.............................................. 1
      1.4  Duration of the Plan........................................ 1

SECTION 2  DEFINITIONS................................................. 1
      2.1  Board or Board of Directors................................. 1
      2.2  Code........................................................ 1
      2.3  Company..................................................... 2
      2.4  Director.................................................... 2
      2.5  Exchange Act................................................ 2
      2.6  Exercise Price.............................................. 2
      2.7  Fair Market Value........................................... 2
      2.8  Nonemployee Director........................................ 2
      2.9  Option...................................................... 2
     2.10  Participant................................................. 2
     2.11  Plan........................................................ 2
     2.12  Shares...................................................... 2
     2.13  Subsidiary.................................................. 2
     2.14  Termination of Service...................................... 2

SECTION 3  ADMINISTRATION OF THE PLAN.................................. 3
      3.1  The Board of Directors...................................... 3
      3.2  Authority of the Board of Directors......................... 3
      3.3  Decisions Binding........................................... 3
      3.4  Administrative Expenses..................................... 3
      3.5  Indemnification............................................. 3

SECTION 4  SHARES SUBJECT TO THE PLAN.................................. 4
      4.1  Number of Shares............................................ 4
      4.2  Effect of Lapsed Options.................................... 4
      4.3  Adjustments in Authorized Shares............................ 4

SECTION 5  ELIGIBILITY................................................. 4
      5.1  Eligibility................................................. 4
      5.2  Consideration for Grant of Option........................... 4

SECTION 6  OPTIONS..................................................... 4
      6.1  Grant of Options............................................ 4
    6.1.1  Initial Grants.............................................. 4
    6.1.2  Ongoing Grants.............................................. 4
      6.2  Terms of Options............................................ 5
    6.2.1  Option Agreement............................................ 5



                              TABLE OF CONTENTS
                                 (CONTINUED)

                                                                       PAGE
    6.2.2  Exercise Price.............................................. 5
    6.2.3  Exercisability of Options................................... 5
    6.2.4  Expiration of Options....................................... 5
    6.2.5  Payment..................................................... 5
    6.2.6  Restrictions on Share Transferability....................... 5
    6.2.7  Nontransferability of Options............................... 5

SECTION 7  MISCELLANEOUS............................................... 6
      7.1  Amendment or Termination of the Plan........................ 6
      7.2  Beneficiary Designation..................................... 6
      7.3  No Effect Upon Other Compensation Plans..................... 6

      7.4  No Effect on Service........................................ 6
      7.5  Requirements of Law......................................... 6
      7.6  Successors.................................................. 6
      7.7  Rule 16b-3 Compliance....................................... 6
      7.8  Captions.................................................... 7
      7.9  Governing Law............................................... 7
     7.10  Applicable Law; Severability................................ 7

EXECUTION.............................................................. 7

                             SHOE PAVILION, INC.

                   NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                        (Effective February___, 1998)

                                  SECTION 1

                     ESTABLISHMENT, PURPOSE AND DURATION

     1.1 Establishment.  Shoe Pavilion, Inc., a Delaware corporation (the
         -------------
"Company"), hereby establishes the "Shoe Pavilion, Inc. Nonemployee Director Stock Option Plan" (the "Plan"), for the benefit of certain nonemployee members of the Board of Directors of the Company ("Nonemployee Directors"), in order to compensate such Nonemployee Directors for their past services by awarding them stock options under the Plan ("Options").

     1.2 Purpose of the Plan.  The purpose of the Plan is to promote the
         -------------------
success, and enhance the value, of the Company, by attracting, retaining and motivating Nonemployee Directors of outstanding competence. The Plan also is designed to align the interests of Nonemployee Directors with the interests of the stockholders of the Company.

     1.3 Effective Date. The Plan is effective immediately preceding the date
         --------------
that the Company's Registration Statement on Form S-1 covering the sale of its Common Stock is declared effective by the Securities and Exchange Commission.

     1.4 Duration of the Plan. The Plan shall commence on the date specified
         --------------------
in Section 1.3, and subject to the right of the Board of Directors of the Company to terminate the Plan at any time and for any reason pursuant to Section 7, shall remain in effect thereafter. Notwithstanding the preceding sentence, each Option shall remain in effect until such Option has been satisfied by the issuance of Shares or terminated in accordance with its terms and the terms of the Plan. In the event that on any date of grant the number of Shares to be subject to Options granted to all Nonemployee Directors exceeds the number of Shares then available for grant under the Plan, each Nonemployee Director shall share pro rata in the number of Shares that remain available for grant on such date.

                                 SECTION 2
                                DEFINITIONS


     For purposes of this Plan, the following terms shall have the meanings indicated unless a different meaning is plainly required by the context:

     2.1 Board or Board of Directors means the Board of Directors of the
         ---------------------------
Company.

     2.2 Code means the Internal Revenue Code of 1986, as amended. Reference
         ----
to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

     2.3  Company means Shoe Pavilion, Inc., a Delaware corporation, or any
          -------
successor thereto.

     2.4  Director means an individual who is a member of the Board.
          --------

     2.5  Exchange Act means the Securities Exchange Act of 1934, as amended
          ------------
from time to time, or any successor Act thereto. Reference to a specific section of the Exchange Act shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

     2.6  Exercise Price means the price at which a Share may be purchased
          --------------
pursuant to an Option.

     2.7  Fair Market Value means the average of the highest and lowest quoted
          -----------------
selling prices for Shares on the relevant date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Board of Directors.

     2.8  Nonemployee Director means a Director who is an employee of neither
          --------------------
the Company nor of any Subsidiary.

     2.9  Option means an option to purchase Shares which has been granted
          ------
under the provisions of the Plan. Options are not intended to be incentive stock options under section 422 of the Code.

     2.10 Participant means a Nonemployee Director to whom an Option has been
          -----------
granted under the provisions of the Plan.

     2.11 Plan means the Shoe Pavilion, Inc. Nonemployee Director Stock Option
          ----
Plan, as set forth in this instrument and as hereafter amended from time to time.

     2.12 Shares means the shares of common stock of the Company.
          ------

     2.13 Subsidiary means any corporation in which the Company owns directly,
          ----------
or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     2.14 Termination of Service means a cessation of the Nonemployee Director's
          ----------------------
service on the Board for any reason.

                                  SECTION 3
                         ADMINISTRATION OF THE PLAN

        3.1 The Board of Directors. The Plan shall be administered by the
            ----------------------
Board of Directors. It shall be the duty of the Board of Directors to conduct the general administration of the Plan in accordance with its provisions.

        3.2 Authority of the Board of Directors. The Board of Directors shall
            -----------------------------------
have all powers and discretion necessary or appropriate to administer the Plan and to control its operation in accordance with its terms, including, but not limited to, the following powers:

            (a) To interpret the provisions of the Plan and to determine, in its sole discretion, any question arising under, or in connection with the administration or operation of, the Plan;

            (b) To employ such counsel, agents and advisers, and to obtain such legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan; and

            (c) To prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations which may be necessary or advisable for the administration of the Plan.

        3.3 Decisions Binding. All actions, interpretations and decisions of the
            -----------------
Board of Directors shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

        3.4 Administrative Expenses. All expenses incurred in the
            -----------------------
administration of the Plan by the Board of Directors, or otherwise, including legal fees and expenses, shall be paid and borne by the Company.

        3.5 Indemnification. Each person who is or shall have been a member of
            ---------------
the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                  SECTION 4
                         SHARES SUBJECT TO THE PLAN

        4.1 Number of Shares. Subject to adjustment as provided in Section
            ----------------
4.3, the maximum number of Shares available for grant under the Plan may not exceed 100,000. Such Shares may be either authorized but unissued Shares or treasury Shares.

        4.2 Effect of Lapsed Options. If an Option is cancelled, terminates,
            ------------------------
expires or lapses for any reason, any Shares subject to such Option again shall be made available for grant under the Plan (to the same Participant or to a different person).

        4.3 Adjustments in Authorized Shares. In the event of any merger,
            --------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or the Exercise Price of Shares subject to outstanding Options, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent the dilution or diminishment of Options. Notwithstanding the preceding sentence, the number of Shares subject to any Option always shall be a whole number.

                                  SECTION 5
                                 ELIGIBILITY

        5.1 Eligibility. All Nonemployee Directors shall be eligible to
            -----------
participate in the Plan.

        5.2 Consideration for Grant of Option. Any Option under the Plan shall
            ---------------------------------
be granted in consideration of the past services of the Participant.

                                  SECTION 6
                                   OPTIONS

        6.1 Grant of Options.
            ----------------

            6.1.1 Initial Grants. Each Nonemployee Director automatically will
                  --------------
receive on the date he or she is initially appointed by the Board of Directors to serve as a member thereof an Option to purchase 7,500 Shares.

            6.1.2 Ongoing Grants. Each Participant who has been granted an
                  --------------
Option to purchase 7,500 Shares pursuant to Section 6.1.1, automatically will receive, on the date of each subsequent annual meeting of the stockholders of the Company, an Option to purchase an additional 2,500 Shares, provided that the Participant is a Nonemployee Director on each such date of grant.

        6.2 Terms of Options.
            ----------------

            6.2.1 Option Agreement. Each Option shall be evidenced by a
                  ----------------
written stock option agreement which shall be executed by the Participant and the Company.

            6.2.2 Exercise Price. The Exercise Price for the Shares subject to
                  --------------
each Option shall be one hundred percent (100%) of the Fair Market Value of such Shares on the date of grant.

            6.2.3 Exercisability of Options. Each Option shall become
                  -------------------------
exercisable in full on the first anniversary of the date of grant of the Option.

            6.2.4 Expiration of Options. Each Option shall terminate upon the
                  ---------------------
earlier of (a) the expiration of six (6) years from the date of grant of the Option, or (b) the expiration of nine (9) months from the date of the Participant's Termination of Service as a Director for any reason. Notwithstanding the preceding sentence, if a Participant incurs a Termination of Service prior to the date that an Option held by him or her has become exercisable pursuant to Section 6.2.3, such Option shall terminate on the date of the Participant's Termination of Service as a Director.

            6.2.5 Payment. Options shall be exercised by the Participant's
                  -------
delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Exercise Price for any such Shares shall be payable to the Company in full in cash or its equivalent.

        As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant Share certificates (in the Participant's name) representing such Shares.

            6.2.6 Restrictions on Share Transferability.  The Board of
                  -------------------------------------
Directors may impose such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

            6.2.7 Nontransferability of Options. No Option granted under the
                  -----------------------------
Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted in Section 7.2. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                  SECTION 7
                                MISCELLANEOUS

     7.1 Amendment or Termination of the Plan. The Board, in its sole
         ------------------------------------
discretion, may amend, alter, modify or terminate the Plan, in whole or in part, at any time and for any reason. However, only if and to the extent required to maintain the Plan's qualification under Rule 16b-3 promulgated under the Exchange Act, any such amendment shall be subject to stockholder approval. Neither the amendment, suspension, termination, nor scheduled expiration of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

     7.2 Beneficiary Designation.  If permitted by the Board of Directors, a
         -----------------------
Participant may name a beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Board of Directors. In the absence of any such designation, or if no beneficiary survives the Participant, benefits remaining unpaid at the Participant's death shall be paid to the person or persons entitled to such benefits under the Participant's will or, if the Participant shall fail to make testamentary disposition of such benefits, his or her legal representative. Any transferee must furnish the Company with (a) written notice of his or her status as a transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

     7.3 No Effect Upon Other Compensation Plans. The adoption of this Plan
         ---------------------------------------
shall not affect any other stock option, compensation or incentive plans in effect for the Company or any Subsidiary, and this Plan shall not preclude the Board from establishing any other forms of incentive or compensation for Nonemployee Directors.

     7.4 No Effect on Service. Nothing in the Plan shall interfere with or
         --------------------
limit in any way the right of the Company to terminate any Participant's service on the Board at any time, with or without cause.

     7.5 Requirements of Law. The granting of Options and the issuance of
         -------------------
Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     7.6 Successors. All obligations of the Company under the Plan, with respect
         ----------
to Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     7.7 Rule 16b-3 Compliance.  Transactions under this Plan are intended to
         ---------------------
comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan, an Option or any action by the Board of Directors fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors. Notwithstanding any contrary provision of the Plan, if the Board of Directors specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-
3 shall be of no force or effect.

     7.8  Captions. The captions contained herein and in the table of contents
          --------
are provided as a matter of convenience only, and in no way define, limit, enlarge or describe the scope or intent of the Plan. Such captions shall not affect in any way the construction of any provision of the Plan.

     7.9  Governing Law. The Plan and all Options Agreements hereunder, shall be
          -------------
construed in accordance with and governed by the laws of the State of California.

     7.10 Applicable Law; Severability. The Plan hereby created shall be
          ----------------------------
construed, administered and governed in all respects in accordance with the laws of the State of California (with the exception of its conflict of laws provisions). If any provision of this instrument shall be held invalid or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall continue to be fully effective.


                                 EXECUTION


     IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan on the date indicated below.



                                     SHOE PAVILION, INC.



Dated:  January ____, 1998           By
                                        ________________________
                                        Name:  Dmitry Beinus
                                        Title: Chairman, President and
                                               Chief Executive Officer

                             SHOE PAVILION, INC
                   NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                     NONQUALIFIED STOCK OPTION AGREEMENT


        1.  Grant of Option.  Shoe Pavilion, Inc. (the "Company") hereby
            ---------------
grants to _________ (the "Director") under the Shoe Pavilion, Inc. Nonemployee Director Stock Option Plan (the "Plan"), as a separate incentive in connection with his or her service on the Board of Directors of the Company and not in lieu of any fees or other compensation for his or her services, a nonqualified stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of [ ] shares of authorized but unissued or treasury shares of common stock of the Company ("Shares"), at the purchase price set forth in paragraph 2 of this Agreement. The option granted hereby is not intended to be an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended.

        2. Exercise Price.  The purchase price per Share for this option (the
           --------------
"Exercise Price") shall be $     , which is the Fair Market Value per Share on
, 199___, the effective date of this Agreement (the "Grant Date"). The Exercise Price shall be payable in the legal tender of the United States.

        3. Number of Shares.  The number and class of Shares specified in
           ----------------
paragraph 1 of this Agreement, and/or the Exercise Price, are subject to appropriate adjustment by the Board in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination or other change in the corporate structure of the Company affecting the Shares; provided, however, that the number of Shares subject to this option shall always be a whole number. Subject to any required action of the stockholders of the Company, if the Company is the surviving corporation in any merger or consolidation, this option (to the extent that it is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of Shares that are then subject to the option would have been entitled.

        4. Commencement of Exercisability.  Subject to paragraph 5 of this
           ------------------------------
Agreement, the right to exercise this option shall accrue as to [100%] of the Shares subject thereto on the first anniversary date of the Grant Date.

        5. Termination of Option.  This option shall terminate upon the
           ---------------------
earlier of (a) the expiration of six (6) years from the Grant Date or (b) the expiration of nine (9) months from the date of the Director's termination of service on the Board for any reason; provided, however, that if the Director ceases to be a member of the Board prior to the date that the option has become exercisable, the option shall terminate on the date of the Director's Termination of Service on the Board.

        6. Persons Eligible to Exercise.  The option shall be exercisable
           ----------------------------
during the Director's lifetime only by the Director. This option is not transferable, except that the Director may transfer this option (a) by a valid beneficiary designation made in a form and manner acceptable to the Board, or
(b) by will or the applicable laws of descent and distribution.

        7.  Death of the Director.  To the extent exercisable after the
            ---------------------
Director's death, this option shall be exercised only by the Director's designated beneficiary or beneficiaries, or if no beneficiary survives the Director, by the person or persons entitled to the option under the Director's will, or if the Director fails to make a testamentary disposition of the option, his or her legal representative. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this option as set forth in this Agreement.

        8.  Exercise of Option.  This option may be exercised by the person
            ------------------
then entitled to do so as to any Shares which may then be purchased (a) by giving written notice of exercise to the Secretary of the Company (or his or her designee), specifying the number of full Shares to be purchased and accompanied by full payment of the Exercise Price thereof (and the amount of any income tax the Company is required by law to withhold by reason of such exercise), and (b) by giving satisfactory assurances in writing if requested by the Company, signed by the person exercising the option, that the Shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof.

        9.  Suspension of Exercisability.  If at any time the Company shall
            ----------------------------
determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

        10. No Rights of Stockholder.  Neither the Director nor any person
            ------------------------
claiming under or through the Director shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable pursuant to the exercise of this option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Director (or such other person).

        11. No Effect on Service.  Nothing in this Agreement or the Plan shall
            --------------------
interfere with or limit in any way the right of the Company to terminate the Director's service on the Board at any time, with or without cause.

        12. Addresses for Notices.  Any notice to be given to the Company
            ---------------------
under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at Shoe Pavilion, Inc., 3200-F Regatta Boulevard, Richmond, CA 94804, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Director shall be addressed to the Director at the address set forth beneath the Director's signature hereto, or at such other address as the Director may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.

        13. Option is Not Transferable.  Except as otherwise provided herein,
            --------------------------
this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this option and the rights and privileges conferred hereby immediately shall become null and void.

        14. Binding Agreement.  Subject to the limitation on the
            -----------------
transferability of this option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

        15. Plan Governs.  This Agreement is subject to all of the terms and
            ------------
provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan.

        16. Board Authority.  The Board shall have the power to interpret the
            ---------------
Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith. All actions taken and all interpretations and determinations made by the Board in such connection shall be final and binding upon the Director, the Company and all other interested persons, and shall be given the maximum deference permitted by law. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

        17. Captions.  The captions provided herein are for convenience only
            --------
and are not to serve as a basis for interpretation or construction of this Agreement.

        18. Agreement Severable.  In the event that any provision in this
            -------------------
Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

        19. Modifications to the Agreement.  This Agreement constitutes the
            ------------------------------
entire understanding of the parties on the subjects covered. The Director expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, effective as of the Grant Date.


                                SHOE PAVILION, INC.



                                By
                                   ______________________________
                                   Title:



____________________________
     Director Signature


____________________________

____________________________
         Address


____________________________
   Social Security Number